UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

THE DOW CHEMICAL COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

2211 H. H. Dow Way, Midland, Michigan		48674
(Address of principal executive offices)		(Zip code)

(989) 636-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On November 30, 2018, The Dow Chemical Company (the “Company”) completed the sale and issuance (the “Offering”) of $2.0 billion in aggregate principal amount of notes consisting of $500,000,000 principal amount of 4.550% Notes due 2025 (the “Notes due 2025”), $600,000,000 principal amount of 4.800% Notes due 2028 (the “Notes due 2028”) and $900,000,000 principal amount of 5.550% Notes due 2048 (the “Notes due 2048,” and together with the Notes due 2025 and the Notes due 2028, the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Offering was made pursuant to a Purchase Agreement (the “Purchase Agreement”), dated as of November 28, 2018, among the Company and the representatives of the initial purchasers named therein.

The Notes were issued under an Indenture dated as of May 1, 2008 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of November 30, 2018 (the “First Supplemental Indenture”), among the Company, Dow Holdings Inc. and the Trustee. The Notes are the senior unsecured obligations of the Company.

The First Supplemental Indenture and the forms of the Notes due 2025, the Notes due 2028 and the Notes due 2048 are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated by reference into this Report.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated as of November 30, 2018 (the “Registration Rights Agreement”), between the Company and the representatives of the initial purchasers under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes for a new issuance of substantially identical notes issued under the Securities Act (the “Exchange Offer”) and to cause the Exchange Offer to be consummated within 365 days after November 30, 2018. The Company may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the Notes.

The Registration Rights Agreement is attached as Exhibit 4.5 to this Report and is incorporated by reference into this Report. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of November 30, 2018

4.2	Form of 4.550% Notes due 2025 (included as Exhibit A to Exhibit 4.1)

4.3	Form of 4.800% Notes due 2028 (included as Exhibit B to Exhibit 4.1)

4.4	Form of 5.550% Notes due 2048 (included as Exhibit C to Exhibit 4.1)

4.5	Registration Rights Agreement, dated as of November 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2018

The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Ronald C. Edmonds Controller and Vice President of Controllers and Tax